UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 24, 2014
Date of Report (Date of earliest event reported)

BITCOIN SHOP INC.
(Exact name of registrant as specified in its charter)

Nevada	333-151252	26-2477977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 West Big Beaver Road Suite 1400 Troy, Michigan	48084
(Address of principal executive offices)	(Zip Code)

(248) 764-1084
Registrant’s telephone number, including area code

Touchit Technologies Inc.
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K (the “Form 8-K”) is being amended to clarify that the D&D Exchange Agreements and the BASE Exchange Agreements (as defined herein) were approved on January 31, 2014 by the Company's Board of Directors but were consummated as of February 5, 2014, the date of filing of the Form 8-K and that the issuance by the Company to the D&D Assignees and the BASE Assignees of the shares of common stock and shares of the Series B preferred stock, respectively, occurred on February 5, 2014.

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amended and Restated Convertible Notes

On January 24, 2014, the Board of Directors of Bitcoin Shop Inc., formerly known as Touchit Technologies, Inc., a Nevada corporation (the “Company”), authorized and approved the execution of those certain amended and restated notes dated January 24, 2014 as more fully described below.

Previously, the Company had issued that certain convertible note dated May 7, 2010 in the principal amount of $400,000.00 (the "BASE Original Convertible Note") to BASE Group LLC ("BASE Group"). The Company had also issued that certain convertible note dated May 7, 2010 in the principal amount of $100,000.00 (the "D&D Original Convertible Note") to Denville and Dover Fund LLC ("D&D"). Subsequently, on January 24, 2014, D&D entered into those certain note purchase agreements dated January 24, 2014 (collectively, the "D&D Note Purchase Agreements") between D&D and various assignee (collectively, the "D&D Assignees"), pursuant to which D&D sold a portion of its right, title and interest in the D&D Original Convertible Note in the aggregate amount of $97,500.00 proportionately to the D&D Assignees and retaining the principal amount of $2,500 in the D&D Original Convertible Note. And, the BASE Group entered into those certain note purchase agreements dated January 24, 2014 (collectively, the "BASE Note Purchase Agreements") between BASE Group and various assignees (collectively, the BASE Assignees"), pursuant to which BASE sold all of its right, title and interest in the BASE Original Convertible Note in the aggregate amount of $400,000.00 proportionately to the BASE Assignees.

Therefore, in accordance with the terms and provisions of the D&D Note Purchase Agreements and the BASE Note Purchase Agreements, the Company entered into those certain amended and restated convertible notes dated January 24, 2014 with the D&D Assignees (the D&D Amended and Restates Convertible Notes") and the BASE Assignees (the "BASE Amended and Restated Convertible Notes"), respectively.

The foregoing is a summary description of the terms and conditions of D&D Amended and Restated Convertible Notes and the BASE Amended and Restated Convertible Notes and does not purport to be complete and is qualified in its entirety by reference to the D&D Amended and Restated Convertible Notes and the BASE Amended and Restated Convertible Notes, a form of which each is filed hereto as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

D&D Exchange Agreements

On January 31, 2014, the Board of Directors of the Company authorized and approved the execution of those certain exchange agreements with each of the D&D Assignees (the "D&D Exchange Agreements"), pursuant to which the Company would agree to exchange the outstanding principal balance of the respective D&D Amended and Restated Convertible Notes into shares of common stock of the Company. Therefore, in accordance with the terms and provisions of each of the D&D Exchange Agreements, at such time when the transactions contemplated thereunder are consumated, the Company will issue an aggregate of  10,000,000 post - Reverse Stock Split shares of its restricted common stock to the D&D Assignees. See "Item 3.02 Unregistered Sales of Equity Securities" below.

BASE Exchange Agreements

On January 31, 2014, the Board of Directors of the Company authorized and approved the execution of those certain exchange agreements with each of the BASE Assignees (the "BASE Exchange Agreements"), pursuant to which the Company agreed to exchange the outstanding principal balance of the respective BASE Amended and Restated Convertible Notes into shares of Series B preferred stock of the Company. Therefore, in accordance with the terms and provisions of each of the BASE Exchange Agreements, upon consummation of the transactions contemplated thereunder, the Company will issue an aggregate of  400,000 shares of its Series B preferred stock to the BASE Assignees. See "Item 3.02 Unregistered Sales of Equity Securities" below.

The foregoing is a summary description of the terms and conditions of the D&D Exchange Agreements and the BASE Exchange Agreements and does not purport to be complete and is qualified in its entirety by reference to the D&D Exchange Agreements and the BASE Exchange Agreements, which are filed as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and incorporated by reference herein.

2014 Equity Incentive Plan

On January 30, 2014, the Board of Directors of the Company approved and authorized the adoption of that certain 2014 Equity Incentive Plan (the “2014 Plan”).  The purpose of the 2014 Plan is to promote the success of the Company and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons. The 2014 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, restricted stock units, stock appreciation rights and other types of stock-based awards to the Company’s employees, officers, directors and consultants.  Pursuant to the terms of the 2014 Plan, either the Board or a board committee is authorized to administer the plan, including by determining which eligible participants will receive awards, the number of shares of common stock subject to the awards and the terms and conditions of such awards.  Unless earlier terminated by the Board, the Plan shall terminate at the close of business on January 30, 2024.  Up to 15,503,680 shares of common stock are issuable pursuant to awards under the 2014 Plan. The foregoing is a summary description of the terms and conditions of the 2014 Plan and does not purport to be complete and is qualified in its entirety by reference to the 2014 Plan, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Novation Agreement

On January 30, 2014, the Board of Directors authorized and approved that certain novation agreement dated January 30, 2014 (the "Novation Agreement") by and among the Company, as the original buyer, Sahara Presentation Systems PLC, as the vendor (the "Vendor"), and Touchit Technologies Holdings Inc., as the new buyer (the "New Buyer"), relating to a debt in the amount of $221,138.56 (the "Debt") due and owing by the company to the Vendor as evidenced in the audited and/or reviewed financial statements of the Company for fiscal year end December 31, 2012 and September 30, 2013, respectively. The Novation Agreement provides that the Company and the New Buyer have agreed that the rights and obligations of the Company under said Debt shall be assumed by the New Buyer and the New Buyer shall be substituted for the Company as the buyer under the Debt, and the Vendor shall agree to such substitution.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR

Amendment to Articles of Incorporation - Name Change

Effective January 22, 2014, Board of Directors of the Company and the majority shareholders of the Company, approved an amendment to the articles of incorporation to change the name of the Company to "Bitcoin Shop Inc.." (the “Name Change Amendment”). The Amendment was filed with the Secretary of State of Nevada on January 30, 2014 changing the name of the Company to "Bitcoin Shop Inc." (the "Name Change"). The Name Change was effected to better reflect the future business operations of the Company.  See "Section 7. Corporate Governance and Management. Item 5.07 Submission of a Vote to Security Holders."

The Company filed appropriate documents with FINRA to effect the Name Change. FINRA has declared an effective date of February 5, 2014 for the Name Change.  The trading symbol of the Company will have a "D" placed on the ticker symbol for twenty business days from the effective date of the Name Change and will be "TUCND". After twenty business days has passed, on March 5, 2014, the Company's trading symbol will change to "BTCS". The new cusip number for the Company is 09173J100.

Amendment to Articles of Incorporation - Authorized Capital - Preferred Shares

Effective January 29, 2014, the Board of Directors of the Company and the majority shareholders of the Company approved an amendment to the articles of incorporation to authorize 20,000,000 shares of preferred stock, par value $0.001, and to confirm the current authorized capital consisting of 975,000,000 shares of common stock, par value $0.001 (the “Preferred Stock Amendment”).  The Preferred Stock Amendment was filed with the Secretary of State of Nevada on January 31, 2014 reflecting that the authorized common stock of the Company shall be an aggregate 995,000,000 shares consisting of 975,000,000 shares of common stock, par value $0.001, and 20,000,000 shares of preferred stock, par value $0.001. See "Section 7. Corporate Governance and Management. Item 5.07 Submission of a Vote to Security Holders."

The Preferred Stock Amendment will not affect the number of the Company’s issued and outstanding common shares.

Designation of Series B

On January 30, 2014, the Board of Directors authorized and approved the creation of 400,000 shares of series B preferred stock. On February 3, 2014, the Company filed a Designation of Series B preferred stock with the Nevada Secretary of State (the "Designation"). The Designation provides authorization for the issuance of 400,000 shares of Series B preferred stock, par value $0.001 (the "Series B Preferred Stock").

Each holder of Series B Preferred Stock shall be entitled to vote on all matters submitted to shareholders of the Company and shall be entitled to the number of votes for each share of Series B Preferred Stock owned at the record date for the determination of shareholders entitled to vote on such matter equal to the number of shares of common stock such shares of Series B Preferred Stock are convertible into at such time, but not in excess of the conversion limitations set forth in Section 5 herein.

Each holder of Series B Preferred Stock may, from time to time, convert any or all of such holder’s shares of Series B Preferred Stock into fully paid and non-assessable shares of common stock in an amount equal to one hundred (100) shares of common stock for each one (1) share of Series B Preferred Stock surrendered.  However, at no time may all or a portion of shares of Series B Preferred Stock be converted if the number of shares of common stock to be issued pursuant to such conversion which would exceed, when aggregated with all other shares of common stock owned by such holder at such time, the number of shares of common stock which would result in such holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules thereunder) more than 9.99% of all of the common Stock outstanding at such time (the “9.99% Beneficial Ownership Limitation”).  By written notice to the Company, any holder of Series B Preferred Stock may increase or decrease the 9.99% Beneficial Ownership Limitation to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to such holder of Series B Preferred Stock sending such notice and not to any other holder of Series B Preferred Stock; provided further, that the Company acknowledges that, notwithstanding the foregoing, certain current holders of Series B Preferred Stock have elected to have the 9.99% Beneficial Ownership Limitation to initially be 4.99%.

The foregoing is a summary description of the terms and conditions of the Designation does not purport to be complete and is qualified in its entirety by reference to the Designation, which is filed as Exhibit 3.1.3 to this Current Report on Form 8-K and incorporated by reference herein

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Issuance of Shares of Common Stock

On January 31, 2014, the Board of Directors authorized the issuance of an aggregate 10,000,000 shares of restricted common stock at a per share price of $0.001 to the D&D Assignees in accordance with the terms and provisions of the D&D Exchange Agreements. On February 5, 2014, the Company and the D&D Assignees consummated the transactions contemplated under the D&D Exchange Agreements and the shares of common stock were issued by the Company to six United States residents in reliance on Section 3(a)(9), 4(a)(2) and/or Rule 506 Regulation D promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The D&D Assignees executed the D&D Exchange Agreements pursuant to which they acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company’s management concerning any and all matters related to acquisition of the securities.

Issuance of Series B Preferred Stock

On January 31, 2014, the Board of Directors authorized the issuance of an aggregate 400,000 shares of Series B preferred stock at a per share price of $0.001 to the BASE Assignees in accordance with the terms and provisions of the BASE Exchange Agreements. On February 5, 2014,  the Company and the BASE Assignees consummated the transactions contemplated under the BASE Exchange Agreements and the shares of Series B preferred were issued by the Company to five United States residents in reliance on Section 3(a)(9) 4(a)(2) and/or Rule 506 of Regulation D promulgated under the Securities Act. The shares of Series B preferred stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The BASE Assignees executed the BASE Exchange Agreements pursuant to which they acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company’s management concerning any and all matters related to acquisition of the securities.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

5.07 Submission of Matters to a Vote of Security Holders

Name Change Amendment/Reverse Stock Split

On January 22, 2014, the majority shareholders of the Company approved a reverse stock split of one for one for three hundred (1:300) of the Company's total issued and outstanding shares of common stock (the “Stock Split”) and a change in the name of the Company from "Touchit Technologies Inc" to "Bitcoin Shop Inc." (the "Name Change"). Pursuant to the Company's Bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of the Company’s outstanding votes is required to effect the Stock Split and the Name Change. The Company’s articles of incorporation does not authorize cumulative voting. As of the record date of January 22, 2014, the Company had 228,864,419 voting shares of common stock issued and outstanding. The consenting stockholders of the shares of common stock are entitled to 137,220,000 votes, which represents approximately 59.96% of the voting rights associated with the Company’s shares of common stock. The consenting stockholders voted in favor of the Stock Split and the Name Change described herein in a unanimous written consent dated January 22, 2014.

The Board of Directors had previously considered factors regarding their approval of the Stock Split including, but not limited to: (i) current trading price of the Company’s shares of common stock on the OTC QB Market and potential to increase the marketability and liquidity of the Company’s common stock; (ii) possible reluctance of brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold in their own portfolios; (iii) desire to meet future requirements of per-share price and net tangible assets and shareholders’ equity relating to admission for trading on other markets; and (iv) posturing the Company and its structure in favorable position in order to effectively negotiate with potential acquisition candidates. The Board of Directors of the Company approved the Name Change and the Stock Split and recommended the majority shareholders of the Company review and approve the Name Change and the Stock Split.

The Stock Split was effected based upon the filing of appropriate documentation with FINRA. The Stock Split will decrease the Company's total issued and outstanding shares of common stock from approximately 228,864,419 shares to 762,881 shares of common stock. The common stock will continue to be $0.001 par value. The trading symbol of the Company will have a "D" placed on the ticker symbol for twenty business days from the effective date of the Stock Split and be "TUCND". After twenty business days has passed, on March 5, 2014, the Company's trading symbol will change to "BTCS". The new cusip number for the Company is 09173J100.

The Name Change was effected to better reflect the future business operations of the Company.

Preferred Stock Amendment

On January 29, 2014, the majority shareholders of the Company approved the Preferred Stock Amendment. Pursuant to the Company's Bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of the Company’s outstanding votes is required to effect the Preferred Stock Amendment. The Company’s articles of incorporation does not authorize cumulative voting. As of the record date of January 29, 2014, the Company had 228,864,419 voting shares of common stock issued and outstanding. The consenting stockholders of the shares of common stock are entitled to 137,220,000 votes, which represents approximately 59.96% of the voting rights associated with the Company’s shares of common stock. The consenting stockholders voted in favor of the Preferred Stock Amendment described herein in a unanimous written consent dated January 29, 2014.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01                      Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

3.1	Amendment to Articles of Incorporation filed with the Nevada Secretary of State on January 30, 2014 regarding change in name. *
3.1.2	Amendment to Articles of Incorporation filed with the Nevada Secretary of State on January 31, 2014 regarding authorized capital.*
3.1.3	Designation of Series B filed with the Nevada Secretary of State on February 3, 2014.*
10.1	Form of Amended and Restated D&D Convertible Note dated January 24, 2014 issued by Touchit Technologies Inc. to the D&D Assignees, respectively. *
10.2	Form of Amended and Restated BASE Group Convertible Note dated January 24, 2014 issued by Touchit Technologies Inc. to the BASE Assignees, respectively.*
10.3	Form of D&D Securities Exchange Agreement dated January 31, 2014 between Touchit Technologies Inc. and the D&D Assignees, respectively. *
10.4	Form of BASE Group Securities Exchange Agreement dated January 31, 2014 between Touchit Technologies Inc. and the BASE Assignees, respectively. *
10.5	2014 Equity Incentive Plan of Bitcoin Shop Inc., formerly known as Touchit Technologies Inc,*
10.6	Novation agreement dated January 30, 2014 by and among Touchit Technologies Inc., Sahara Presentation Systems PLC, and Touchit Technologies Holdings Inc.*

*Incorporated by reference to the Current Report on Form 8-K filed with the SEC on February 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITCOIN SHOP INC.
DATE: February 6, 2014	/s/Charles Allen Name: Charles Allen Title: Chief Executive Officer